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NUMBER                                                                   SHARES
                                    bn.com
A                                BARNES&NOBLE



                           barnesandnoble.com inc.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  CLASS A                                                     SEE REVERSE FOR
COMMON STOCK                                                CERTAIN DEFINITIONS

                                                             CUSIP 067846 10 5
   THIS CERTIFIES THAT



   IS THE OWNER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                        PAR VALUE $.001 PER SHARE, OF

                           barnesandnoble.com inc.
(hereinafter the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by his duly authorized attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


  /s/ Leonard Riggio                                       /s/ Michael N. Rosen

     Chairman                                                  Secretary


                               [CORPORATE SEAL]


COUNTERSIGNED AND REGISTERED
            ChaseMellon Shareholder Services, L.L.C.
                                     TRANSFER AGENT
                                      AND REGISTRAR.

BY

                            AUTHORIZED SIGNATURE


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
AMERICAN BANK NOTE COMPANY                     PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
  680 BLAIR MILL ROAD                                        PROOF OF MAY 3, 1999
  HORSHAM, PA  19044                                       barnesandnoble.com inc.
   (215) 657-3480                                                H 61629 fc2
SALES: L. TOGLIA: 212-593-5700                    OPERATOR:                          JW/HJ/eg
/NET/BANKNOTE/HOME 40 / B-5 / BARNES 61629                          REV 1

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

                            barnesandnoble.com INC.

     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM - as tenants in common                    UNIF GIFT MIN ACT - ___________Custodian _____________
TEN ENT - as tenants by the entireties                                   (Cust)              (Minor)
JT TEN -  as joint tenants with right of                              under Uniform Gifts to Minors
          survivorship and not as tenants                             Act ______________________________
          in common                                                                (State)

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Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sells, assigns and transfers unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

  ______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  _________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



Signature(s) Guaranteed:

____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


AMERICAN BANK NOTE COMPANY                     PRODUCTION COORDINATOR: LISA MARTIN: 215-830-2155
  680 BLAIR MILL ROAD                                        PROOF OF MAY 3, 1999
  HORSHAM, PA  19044                                       barnesandnoble.com inc.
   (215) 657-3480                                                H 61629 bk 2
SALES: L. TOGLIA: 212-593-5700                    OPERATOR:                          JW/HJ
/NET/BANKNOTE/HOME 40 / B-5 / BARNES 61629                          REV 1

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